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                                                             One Jake Brown Road
                                               Old Bridge, New Jersey 08857-1000
                                           Tel: 732-679-4000   Fax: 732-679-4353
                                                           www.blondertongue.com

   FOR IMMEDIATE RELEASE                   CONTACT:      James A. Luksch
                                                         Chairman and
                                                         Chief Executive Officer
                                                         (732) 679-4000

               BLONDER TONGUE STRENGTHENS FOCUS ON STRATEGIC PLAN

             Realigns Management Team with Two Executive Promotions

Old Bridge,  New Jersey,  February 6, 2007 - Blonder Tongue  Laboratories,  Inc.
(AMEX:BDR),  a  manufacturer  of  electronics  and  systems  equipment  for  the franchised and private cable  television  industries,  continues to move forward with the  implementation  of its  strategic  plan  with the  realignment  of its
leadership   structure   and  the   promotion  of  two   executives   as  senior
vice-presidents.  Emily  Nikoo  has been  promoted  to Senior  Vice-President  -
Operations  and Peter F. Daly,  Jr. has been promoted to Senior Vice President -
Marketing and Sales.

As part of the  realignment,  the Company has  consolidated  the  manufacturing, operational services,  international  operations and engineering functions under the  leadership of Ms. Nikoo.  Mr. Daly,  who will serve as the Company's  Chief
Marketing  Officer,  will  now be  responsible  for  all  sales,  marketing  and technical services functions.  Eric Skolnik,  Chief Financial Officer and Senior
Vice-President  - Finance,  will  continue to be  responsible  for all  finance, accounting, personnel and management information systems functions.

Ms. Nikoo has been part of the Company's executive group since 2004, holding the position  of  Vice-President  - Marketing  and  Technical  Services.  She joined
Blonder  Tongue in 1995 as a product  manager and has been promoted  steadily to several  supervisory  and management  positions.  Ms. Nikoo was previously  with
Lockheed Martin and holds a B.S.E.E.  from Purdue University and M.E.E. from the
University of Houston.

Mr.  Daly has been with the  Company  since 2004,  serving as  Vice-President  -
Sales.  Prior  to  joining  Blonder  Tongue,  he  was  the  co-founder,   Senior
Vice-President  and Chief  Technology  Officer at Lamont Digital  Systems,  Inc.
(LDS). Mr. Daly was also the  Vice-President  and Chief Operating Officer of the
Campus TeleVideo  division of LDS for eight years,  where he was responsible for the growth of the cable integration business.

Commenting on the promotions,  James A. Luksch,  Chief  Executive  Officer said,
"Today's realignment of our leadership structure marks a significant step in our plans to accelerate execution of our global strategy, broaden and strengthen the senior management team, and address long term succession planning issues.  These promotions and the  realignment  of certain  business  functions  within each of
Emily and Pete's  respective  domains,  are  intended to take  advantage  of the unique skill sets that each of them brings to the Company."

These  executives,  as well as other Blonder Tongue officers,  senior management and the Board of Directors,  will be in attendance at the 2007 Annual Meeting of
Shareholders to be held at 10:00 a.m. on Wednesday,  May 23, 2007. (Please note:
Only  owners  of  record  of the  common  stock of the  Company  at the close of business  on March  30,  2007 will be  entitled  to notice of and to vote at the
Annual Meeting or any adjournments or postponements thereof.)

Founded  in  1950,  Blonder  Tongue  Laboratories,   Inc.  has  evolved  from  a
manufacturer  of  electronic  equipment  for the  private  cable  industry  to a principal  provider of integrated  network  solutions and technical  services to broadband service providers. The Company designs,  manufactures,  and supplies a comprehensive line of equipment to deliver video (analog & digital),  high speed data and voice  services  over  integrated  coaxial  and fiber  optic  broadband networks today and over packet based,  Internet protocol networks of the future.
For more information regarding Blonder Tongue or its products,  please visit the
Company's Web site at  www.blondertongue.com  or contact the Company directly at
(732) 679-4000.

"Safe Harbor"  Statement under the Private  Securities  Litigation Reform Act of
1995: The information set forth above includes "forward-looking"  statements and accordingly,  the cautionary  statements  contained in Blonder  Tongue's  Annual
Report and Form 10-K for the year ended December 31, 2005 (See Item 1: Business,
Item 1A:  Risk  Factors  and Item 7:  Management's  Discussion  and  Analysis of
Financial  Condition  and Results of  Operations),  and other  filings  with the
Securities and Exchange  Commission are  incorporated  herein by reference.  The words  "believe",  "expect",  "anticipate",  "should",  "project",  and  similar expressions identify  forward-looking  statements.  Readers are cautioned not to
place  undue  reliance  on  these  forward-looking  statements,   which  reflect
management's  analysis only as of the date hereof.  Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or  circumstances  that arise after the date  hereof.  Blonder  Tongue's  actual results may differ from the anticipated results or other expectations  expressed in Blonder Tongue's "forward-looking" statements.

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